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                         Presentation to Investors


                         [Stewart & Stevenson Logo]


                               October 2002


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[Stewart & Stevenson Logo]                            FORWARD LOOKING STATEMENTS


Statements Contained in This Presentation Which Are Not Historical Facts Could Be Considered Forward-looking Statements. Such Forward-looking Statements Are Made Pursuant to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Actual Results May Differ Materially From Anticipated Results. Forward-looking Statements Involve Risks and Uncertainties Including the Effects of Government Budgets and Requirements, Economic Conditions, Competitive Environment and Timing of Awards and Contracts, in Addition to Other Factors Described in the Company's Filings With the Securities and Exchange Commission Including the Most Recent 10-K.

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[Stewart & Stevenson Logo]                                     CORPORATE PROFILE

Stewart & Stevenson is a Global System Integrator and Aftermarket Support Organization for Energy Conversion and Utilization Systems in Niche and Environmentally Challenging Applications.

Competitive Advantage is Achieved Through Speed, Application Skills, Customer Relationships and Superior Service Utilizing Enabling Technology Provided by Partners Who Have Scale.

-  Manufacturer, Distributor & Provider of
   Service for Engine-Driven Equipment
-  Headquarters in Houston, Texas
-  $1.33 Billion U.S. Dollars Sales FY2001
-  3600+ Employees...800+ Service Techs &
   200+ Engineering Positions
-  Focus on Three Business Groupings
-  Moving to NYSE on October 18th

                                                   [Picture of Corporate Office]
                                                         Corporate Office
                                                          Houston, Texas


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[Stewart & Stevenson Logo]                                   NYSE LISTING UPDATE


-     October 18 NYSE Listing


-     Moving to NYSE in Efforts To:
      -  Expand Shareholder Base
      -  Reduce Transaction Costs                                    SVC
      -  Improve Trading Efficiency                                 LISTED
      -  Lower Volatility                                            NYSE
      -  Centralize Trading Information
      -  Create Global Visibility


-     New Ticker Symbol to be "SVC"

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[Stewart & Stevenson Logo]             FOCUS ON THREE BUSINESS GROUPINGS


                                          First Six Months of FY2002

                                                  [Pie Chart]

- Power Products (49%)
- Tactical Vehicle Systems (38%)      Power Products
- Engineered Products (13%)                 49%            Engineered
  - Airline                                                 Products
  - Petroleum                                                  13%
  - Distributed Energy Solutions            TVS
                                            38%
                                                 $576MM SALES

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                            [Stewart & Stevenson Logo]




                                  POWER PRODUCTS


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[Stewart & Stevenson Logo]                                        POWER PRODUCTS


-     Restructured Into 10 Trade Areas                       FY2001
       - Smaller Business Units Aimed at
         Driving Top Line Growth                           [Pie Chart]
-     Equipment, Parts, Rental, Service
      Solutions
-     43 Service Locations                        Industrial
-     800+ Service Techs                             51%
-     Industrial Equipment and Service                             On-Highway
-     Significant Class 8 and Specialty                                20%
      Vehicle Engine, Transmission,                Marine
      and Truck Parts & Service                      17%
      Business                                                   Material &
-     Material Handling                                             Other
                                                                     12%



                         PARTS & SERVICE SALES 60% OF TOTAL

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[Stewart & Stevenson Logo]                                        POWER PRODUCTS


    MARINE           [mtu Logo]      [Detroit Diesel Logo]       ON HIGHWAY
 - Propulsion                                                    TRUCK & BUS
 - Ships Power                                                   - Parts
 - Service                                                       - Service
 - Parts                     INDUSTRIAL, UTILITIES,              - Refrigeration
                                  COMMERCIAL                     - Engines
                             - Power Gen                         - Transmissions
                             - Forklifts
 [Electro-Motive Logo]       - Off Hwy Vehicle    [Hyster Logo]
                             - Air Compression
 [Mercury Logo]              - Engines                        [Thermo King Logo]
                             - Gas Compression
 [Waukesha Logo]             - Pumps              [Allison Transmission Logo]
                             - RailKing
                             - Service                        [Tug Logo]
                             - Parts
                             - Rentals
                                                             AIRPORTS, RAILWAY,
                                                                  HIGHWAY
                                                              - RailKing
                                                              - Snowblower
                                                              - Wheelchair Lifts
                                                              - Service
     AGRICULTURE                  [Stewart & Stevenson Logo]
 - Irrigation Systems
 - Engine-Pumps
 - Engine-Generators
 - Parts
 - Service              [Deutz Logo]        [Auragen Logo]
 - Rentals

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[Stewart & Stevenson Logo]                           POWER PRODUCTS APPLICATIONS


[Pictures of motors and what they are used for]


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[Stewart & Stevenson Logo]                              POWER PRODUCTS LOCATIONS


                                      [Map]

* Venezuela
* Columbia
* Argentina

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[Stewart & Stevenson Logo]               POWER PRODUCTS RESTRUCTURING STRATEGY



-    "Speed and Autonomy"

-    Restructured Into 10 Trade Areas

-    Smaller Business Units Aimed at Driving Top Line Growth

-    New Segment Leadership

      - Mike Grimes, CEO

      - Richard Waiter, COO

      - Nick Vermet, VP -- Sales & Marketing

-    Targeting Operating Margin Improvement of 2-3% Over Next 1-2 Years

-    Execution, Process Improvement, and Top Line Growth


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                            [Stewart & Stevenson Logo]



                             TACTICAL VEHICLE SYSTEMS

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[Stewart & Stevenson Logo]                              TACTICAL VEHICLE SYSTEMS

                                                          $432MM Sales FY2001

-    Sole Source Provider of 2 1/2-Ton &               [Picture of Army vehicle]
     5-Ton Family of Medium Tactical
     Vehicles (FMTV) to US Army Since 1991

-    Fourteen Vehicle Variants with 85%
     Component Commonality

-    Approx. 17,000 Vehicles Replaced; Another 66,000 Opportunity

-    Facility in Sealy, Texas, Producing 2000+ Trucks & Trailers Annually

-    Growing Aftermarket Support Infrastructure With Facilities in
     Military Locations

-    E-Commerce Business for Repair Parts and Component Repair Services

-    Technology Focus on Hybrid Electric, Suspension and Braking,
     On-Vehicle Electronics and Diagnostics

-    US Government R&D Program Funding Adds to Technology Base

-    Lean Manufacturing and Innovative Supplier Partnering





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[Stewart & Stevenson Logo]                  TACTICAL VEHICLE SYSTEMS OUTLOOK

-    Have Manufactured 17,000 Trucks & Trailer for US Army Since 1991

-    Positioning to Win Next Multi-Year Award Expected FY2003

       -  Five Year Program

       -  Over 10,000 Units

       -  Same Proven Product With Further Enhancements

- Will Continue to Integrate Fabrication Into Manufacturing to Further Enhance Quality and Reduce Lead Times

- Additional Sales Targeted to Other Branches of the US Military and Allied Governments

-    UK Mod $2.0 Billion Bid With International Consortium

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                               [Stewart & Stevenson Logo]


                                  ENGINEERED PRODUCTS

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[Stewart & Stevenson Logo]                                     S&S TUG (AIRLINE)

                                        [Picture Push Back Tractor and Airplane]



-    Manufacturer and Service Provider of Full
     Range of Aircraft Ground Support Systems:
     -   Baggage & Push Back Tractors
     -   Ground Power
     -   Belt Loaders
     -   Air Starts
     -   Air Conditioners

-    Facilities in Atlanta, GA and Houston, TX

-    Service Facilities on Airport Properties

-    Technology Focus...Emissions, Electric Propulsion, Drive Train Systems

- Market Growth Through Electric Products, Regional Airlines, Military, and Specialty Material Handling




           Global Market Participant With Strong Customer Relationships


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[Stewart & Stevenson Logo]                     DISTRIBUTED ENERGY SOLUTIONS


                        [pictures and uses of Energy
                                  Solutions]



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[Stewart & Stevenson Logo]                          DISTRIBUTED ENERGY SOLUTIONS

-    Power Generation Solutions -- Land and Marine

      - Reciprocating Engine Generator Sets

      - Turnkey Power Plants

      - Installation Services

      - Operations and Maintenance Services                    [Picture]

      - Equipment From 550 KW to 5700 KW

      - Complete Power Plants to 50 MW

-    Fabrication Facilities Located in Houston, Texas, and Sacramento,
     California

-    Power Products Segment Performs Aftermarket Service and Support

-    Detroit Diesel/MTU, EMD, Wartsila, Deutz, and Waukesha




             GLOBAL MARKET PARTICIPANT PROVIDING DISTRIBUTED ENERGY SOLUTIONS

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[Stewart & Stevenson Logo]                                   PETROLEUM EQUIPMENT

                                                  [Picture of Petroleum Vehicle]


-    Equipment and Service Solutions for
     Land and Offshore Oil & Gas Applications
     -   Coil Tubing Systems
     -   Fracturing Systems
     -   Acidizing Systems
     -   Remanufacturing

-    Global Business With Locations in Houston, Hong Kong, Moscow

-    Technology Focus on Coil Tubing Systems, Electronic Controls,
     Engine Application

-    New Proprietary Product Introduction and Service Growth Focus

- Recently Disposed of Non-core Blowout Preventer, Value, and Drilling Riser Business


                Unique Engineering Solutions in Global Markets


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[Stewart & Stevenson Logo]                         ENGINEERED PRODUCTS STRATEGY

     Top Line Growth
      - Market Rebound and Share Growth
      - New Product Introductions
      - Acquisitions...Product Line Extensions or Consolidations


     Process Driven Productivity
      -  JD Edwards
      -  Product Structuring
      -  Project Management


     Synergies with Power Products & TVS
      -  Shared Technology
      -  Leveraged Service Infrastructure

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                                        Financial





                                [Stewart & Stevenson Logo]





                                         Results












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[Stewart & Stevenson Logo]                                  STRONG BALANCE SHEET

-    Excellent Liquidity Profile

      -  $100 Million in Cash

      -  $60 Million in Debt

-    Conservative and Selective Acquisition Criteria

      -  Returns Must Be in Excess of Cost of Capital

      -  Or Have Synergistic Attributes to Enhance Businesses

      -  Reviewed 8-10 Candidates Over the Past 18 Months

      -  None Have Met Our Hurdle Rates to Date

      -  Continuing to Evaluate Acquisition Candidates

-    Stock Repurchase Strategy

      -  Maintain Strong Liquidity in Uncertain Times

      -  "Cash Is King"

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[Stewart & Stevenson Logo]              QUARTERLY PERFORMANCE TRENDS-SALES ($MM)









TVS                                    [Graph]









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[Stewart & Stevenson Logo]                 QUARTERLY PERFORMANCE TRENDS ($MM)


NET EARNINGS - CONTINUING OPERATIONS






                                  [Graph]




            1Q00     2Q00     3Q00    4Q00     1Q01    2Q01    3Q01    4Q01      1Q02    2Q02
%ROS        3.3      3.3      2.8     3.2      6.4     3.3     3.7     (0.2)     1.7     1.6
EPS($)      0.30     0.30     0.27    0.37     0.72    0.42    0.39    (0.02)    0.17    0.16


- Before Cumulative Effect of Change in Accounting

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[Stewart & Stevenson Logo]                            CORPORATE TOTAL DEBT ($MM)






                                      [GRAPH]







             ... Total Debt Decreased to Approximately $60 Million





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[Stewart & Stevenson Logo]                    CORPORATE CASH & EQUIVALENTS ($MM)











                                    [GRAPH]













           ... And Cash and Equivalents Exceed Approximately $100 Million





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[Stewart & Stevenson Logo]                                               SUMMARY


- Major Focus on Power Products Revenue & Margin Growth

- Win U.S. Army ReBuy at TVS

- Grow Service in All Business Units

- Increase Margin Rates in Engineered Products

- Launch New Products in Engineered Products

- Utilize Information Management for Improved
  Customer Service, Lower Costs, and E-Commerce





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                             [Stewart & Stevenson Logo]



                                     Thank You!













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